UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2010

Lions Gate Entertainment Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-14880	N/A
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1055 West Hastings Street, Suite 2200

Vancouver, British Columbia, Canada V6E 2E9

and

2700 Colorado Avenue, Suite 200

Santa Monica, California 90404

(Address of principal executive offices) (Zip Code)

(877) 848-3866

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events..................................................................................................................................................................	3
SIGNATURE..................................................................................................................................................................................	4

Item 8.01. Other Events

On November 5, 2010, the British Columbia Court of Appeal denied Carl Icahn and affiliate entities’ (the “Icahn Group”) request for an order preventing Lions Gate Entertainment Corp. (the “Company”) from setting its Annual General Meeting of Shareholders for a date earlier than January 21, 2011.  The Company will hold its Annual General Meeting of Shareholders on Tuesday, December 14, 2010 at 10:00 am in Los Angeles, California with a record date of shareholders eligible to vote at such meeting of 5:00 P.M. EST on November 12, 2010.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2010

LIONS GATE ENTERTAINMENT CORP.

By: /s/ James Keegan

Name:  James Keegan

Title:    Chief Financial Officer